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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 22, 1999

                                     0-7349
                            (Commission File Number)

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                                 eNote.com Inc.
                       (formerly Webcor Electronics, Inc.)
                 (Name of small business issuer in its charter)

               Delaware                            59-345315
      (Jurisdiction of Incorporation) (IRS Employer Identification Number)

                  185 Allen Brook Lane Williston, Vermont 05495
              (Address of registrant's principal executive office)

                                  (802)288-9000
                         (Registrant's telephone number)

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ITEM 4.  Change in Registrant's Certifying Accountant.

         On September 22, 1999 eNote.com Inc. (the "Company") engaged Deloitte & Touche, LLP, New York, New York ("D&T"), as the the principal independent accountants to audit the Company's financial statements and, consequently, ended the engagement of Want and Ender, CPA, P.C., New York, New York ("W&E").
Such actions were approved by the Company's Board of Directors as of November 11, 1999. W&E neither resigned nor declined to stand for re-election. None of W&E's reports on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The Company had no disagreements with W&E on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which could have caused it to make reference to the subject matter of such disagreement in connection with its report.

ITEM 7.  Exhibit

         16.1              Letter on change in certifying accountant.

ITEM 8.  Change in Fiscal Year

         On November 11, 1999 the Company determined to change its fiscal year end from March 31 to December 31. The Company will file a report on Form 10-KSB covering the transition period.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     eNOTE.COM INC.


                                     By: /s/ John R. Varsames
                                        -------------------------------------
                                        John R. Varsames
                                        President and Chief Executive Officer


Date:  November 12, 1999